UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 15, 2011, American Water Works Company, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On February 15, 2011, the Company hosted an investor conference to discuss its financial results for the fourth quarter and year ended December 31, 2010 and certain other matters. A copy of the presentation the Company used during the conference is being furnished herewith as Exhibit 99.2.

The information in this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated February 15, 2011, issued by American Water Works Company, Inc.

99.2	American Water Presentation

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2011	By:	/s/ Ellen C. Wolf
Ellen C. Wolf
Senior Vice President and Chief Financial Officer